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                                  EXHIBIT 10-13
                                  -------------


                         MANAGEMENT SEPARATION AGREEMENT
                         -------------------------------


         This MANAGEMENT SEPARATION AGREEMENT is made as of the 15th day of December, 2000 by and between GENESEE CORPORATION, a New York corporation (the "COMPANY") and the employee of the Company signatory hereto (the "EMPLOYEE").

                              W I T N E S S E T H :

         WHEREAS, Employee has been employed by the Company pursuant to an Employment Agreement, dated as of the date indicated beneath Employee's signature at the end of this Agreement (the "EMPLOYMENT AGREEMENT"); and

         WHEREAS, Employee and the Company wish to terminate such employment on the terms and conditions set forth below;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements set forth herein, the parties agree as follows:

         1. DEFINED TERMS. All capitalized terms not otherwise defined herein shall have the same respective meanings as in the Employment Agreement.

         2. RESIGNATION AND TERMINATION OF EMPLOYMENT.

                  (a) Employee resigns as an executive employee of the Company, and the Company terminates Employee's employment without cause, effective as of the date hereof (the "EFFECTIVE DATE").

                  (b) The Company agrees to pay to Employee on the Effective Date, in accordance with the Employment Agreement, a lump sum equal to the Annual Base Salary amount indicated beneath the Employee's signature at the end of this Agreement. Employee and the Company agree that such amount constitutes a compromise settlement for the cancellation before the normal expiration date of the Employment Agreement.

                  (c) The Company agrees to pay to the Employee on the Effective Date, in accordance with the Employment Agreement, all sums due to Employee under Section 4 of the Employment Agreement, an itemized list of which is attached to this Agreement as EXHIBIT A.

                  (d) In consideration of the payments made by the Company hereunder, the Employee waives all claims for compensation under the Employment Agreement,
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including any amounts under Sections 3, 4 and 7 thereof, and agrees that he shall have no further rights thereunder.

                  (e) Each of the Company and the Employee agrees that the other has performed in full its/his obligations under the Employment Agreement.

                  (f) The Employee waives any claims under the Workers Adjustment and Retaining Act of 1988 as amended.

         3. OPTIONS. The Company and the Employee agree that the Employee holds and is vested in that number of options granted on September 2, 1999 to purchase shares of Class B common stock of the Company as are set forth at the end of this Agreement next to the Employee's signature.

         4. CONFIRMATION AND WAIVER OF CERTAIN EMPLOYMENT AGREEMENT PROVISIONS.

                  (a) The Company agrees that:

                           (i) the Employee's participation in Monroe Brewing
Company, LLC ("MONROE") is with the Company's consent and is not a violation of
Section 8(a) of the Employment Agreement;

                           (ii) disclosures concerning Genesee Brewing Company,
Inc. made by the Employee to Monroe were with the Company's consent and are not in violation of Section 8(b) of the Employment Agreement;

                           (iii) any solicitation of employees of Genesee
Brewing Company, Inc. made by the Employee were with the consent of the Company and are not in violation of Section 8(c)of the Employment Agreement.

                  (b) The Employee acknowledges and agrees that, except as specified in subsection 4(a) above, all provisions of Section 8 of the Employment Agreement are and shall remain in full force and effect.

         5. RELEASES.

                  (a) For purposes of this Separation Agreement, (i) "the Company" includes all of its current and former subsidiaries, parents and affiliates and all of its current and former officers, directors, employees, agents and attorneys, and (ii) "Employee " includes Employee and all of his heirs, executors, administrators, successors and assigns.

                  (b) For and in consideration of the sum of TEN DOLLARS and the agreements of the Company contained in this Separation Agreement, and other good and valuable consideration received from the Company hereunder, the receipt and sufficiency of which is acknowledged, Employee hereby releases and discharges the Company from all
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actions, causes of action, obligations, liabilities, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law or equity (collectively, "CLAIMS"), which Employee ever had, now has or hereafter can, shall or may have against Company for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Separation Agreement (the "RELEASE"), including any matter, cause or thing arising out of his employment by the Company pursuant to the Employment
Agreement or otherwise or the termination of such employment, whether or not Employee now knows of such Claims; provided however, that the foregoing Release shall not apply to any Claims arising out of or based on this Separation Agreement or any Claims for indemnification under the Company's Certificate of Incorporation, as amended, or By-laws or under any Indemnification Agreement between Company and Employee or under any so-called Directors and Officers Liability Policy. The Release contemplated in this Section 4(b) covers any Equal Employment Opportunity claims Employee ever had, now has or hereafter can, shall or may have, including, but not limited to, any federal, state, local or administrative claims arising under the following:

                           1. Civil Rights Acts of 1866, 1870 and 1871;
                           2. Equal Pay Act of 1963;
                           3. Title VII of the Civil Rights Act of 1964, as amended;
                           4. The Civil Rights Act of 1968;
                           5. Rehabilitation Act of 1973;
                           6. Vietnam-Era Veterans' Readjustment Assistance Act of 1974;
                           7. Veteran's Reemployment Rights Act;
                           8. Immigration Reform and Control Act;
                           9. Americans with Disabilities Act of 1990;
                           10. Civil Rights Act of 199 1;
                           11. Employee Retirement Income Security Act of 1974;
                           12. The Family and Medical Leave Act of 1993;
                           13. The New York State Human Rights Law;
                           14. New York Civil Rights Law, Section 47 et 5gq. regarding rights of persons with disabilities;
                           15. New York Civil Rights Law, Article 4-C, Section 48 et seg. regarding persons with certain genetic disorders;
                           16. New York Labor Law Section 201-d regarding outside activities;
                           17. New York Civil Rights Law, Article 4, Section 40-c to 45; and
                           18. any applicable federal, state, or local anti-discrimination or equal employment opportunity statutes or regulations.

                  (c) Without limiting the foregoing, it is understood and agreed that: (i) the Release is not limited by any territorial limitation of any kind and applies in all jurisdictions whatsoever; (ii) the full terms and conditions of the Release and the actual amount paid by Company in connection with this Separation Agreement are not to be disclosed to anyone except Company's or Employee's respective attorneys, and are to be
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kept and will remain confidential by Company and Employee except as otherwise required by law or by a court of competent jurisdiction; (iii) the Release may not be changed orally; and (iv) the Release extends to all Claims, whether presently known or unknown, whether presently existing or non-existing, except as otherwise provided herein.

                  (d) Employee's execution of the Release shall not release, discharge or otherwise affect the payment or performance obligations of Company set forth in this Separation Agreement. Employee shall not commence, maintain or participate in any action or proceeding against Company regarding any act or omission that precedes his execution of the Release, either on his own behalf or on behalf of any other person or class.

                  (e) The Release is not made in connection with an exit incentive or other employee termination program offered to a group or class of employees. Employee is not entitled to any future employment with Company. Employee acknowledges that he has been advised that he has as much time as he needs to review the Release and has been advised to consult with an attorney before signing this Separation Agreement.

         6. CONSENT TO JURISDICTION; SERVICE OF PROCESS. Each party irrevocably submits to the jurisdiction and venue of the federal and state courts sitting in Monroe County, New York, for the enforcement of the Agreement, and waives any objection it may have with respect to the jurisdiction of such courts or the inconvenience of such forums or venues. Service may be made by registered or certified mail or by personal delivery, in any case return receipt requested. Nothing herein shall be deemed to affect any right to serve any such demand, notice or process in any other manner permitted under applicable law.

         7. ENTIRE AGREEMENT; AMENDMENTS; NO WAIVERS. This Separation Agreement sets forth the entire understanding of the parties with respect to its subject matter and merges and supersedes all prior and contemporaneous understandings of the parties with respect to its subject matter. No provision of this Separation Agreement may be waived or modified, in whole or in part, except by a writing signed by each of the parties. Failure of any party to enforce any provision of this Separation Agreement shall not be construed as a waiver of its rights under such or any other provision. No waiver of any provision of this Separation Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance.

         8. COMMUNICATIONS. All notices, consents and other communications given under this Separation Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered by hand or by Federal Express or a similar overnight courier to, (b) five days after being deposited in any United States post office enclosed in a postage prepaid registered or certified mail envelope addressed to, or (c) when successfully transmitted by facsimile (with a confirming copy of such communication to be sent as provided in (a) or (b) above) to, the party for whom intended, at the address or facsimile number for such party set forth below, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein; provided,
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however, that any notice of change of address or facsimile number shall be effective only upon receipt.

                  If to Company:

                           Genesee Corporation
                           445 St. Paul Street
                           Rochester, New York 14605

                  with a copy to:

                           Woods Oviatt Gilman, LLP
                           700 Crossroads Building
                           Two State Street
                           Rochester, New York 14614
                           Attention:  Harry P. Messina, Jr., Esq.
                           Telecopier No.: (716) 454-3968
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                  If to Employee:

                           To the address set opposite his signature below

         9. SUCCESSORS AND ASSIGNS. This Separation Agreement shall be binding on, enforceable against and inure to the benefit of, the parties and their respective successors and permitted assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. No party may assign its rights or delegate its obligations under this Separation Agreement without the express written consent of the other parties; provided, however, that on the transfer of all or substantially all of the assets and business of the Company to a liquidating trust or similar entity for the benefit of its shareholders, the managers of said trust or entity shall be fully authorized to enforce this Agreement in the same manner and to the same extent as though such managers were the Company, without the need for any consent from Employee.

         10. GOVERNING LAW. This Separation Agreement shall in all respects be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

         11. SEVERABILITY AND SAVINGS CLAUSE. If any provision of this Separation Agreement is held to be invalid or unenforceable by any court or tribunal of competent jurisdiction, the remainder of this Separation Agreement shall not be affected thereby, and such provision shall be carried out as nearly as possible according to its original terms and intent to eliminate such invalidity or unenforceability. In this regard, the parties agree that the provisions of Section 4 (incorporating by reference Section 8 of the Employment Agreement) including, without limitation, the scope of the territorial and time restrictions, are reasonable and necessary to protect and preserve Company's legitimate interests. If such provisions of Section 4 are held by a court of competent jurisdiction to be in any respect unreasonable, then such court may reduce the territory or time to which it pertains or otherwise modify such provisions to the extent necessary to render such provisions reasonable and enforceable.

         12. COUNTERPARTS. This Separation Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         13. CONSTRUCTION. Headings used in this Separation Agreement are for convenience only and shall not be used in the interpretation of this Separation Agreement. References to Sections are to the sections of this Separation Agreement. As used herein, the singular includes the plural and the masculine, feminine and neuter gender each includes the others where the context so indicates.

         IN WITNESS WHEREOF, the parties have duly executed this Separation Agreement as of the date first set forth above.
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         COMPANY:                         GENESEE CORPORATION

                                          By:    /s/ Mark W. Leunig
                                             -----------------------------------
                                          Name:  Mark Leunig
                                          Title: V.P. and Counsel


         EMPLOYEE:                        /s/ Gary C. Geminn
                                          --------------------------------------
                                          Name: G. C. Geminn
Date of Employment
Agreement: 9/2/99                         Address: 8 Falling Brook Road
                                                   Fairport, NY 14450
Annual Base Salary
Amount: $130,000

Number of Option Shares
Vested:  12,589

Exhibit A  -  Itemized List of Amounts Due Employee under Section 4 of the
              Employment Agreement

STATE OF NEW YORK)
COUNTY OF MONROE)  ss.:

         On the 15th day of December in the year 2000 before me, the undersigned, a Notary Public in and for said State, personally appeared Mark W. Leunig, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                              ----------------------------------
                                              Notary Public

STATE OF NEW YORK)
COUNTY OF MONROE)  ss.:

         On the 15th day of December in the year 2000 before me, the undersigned, a Notary Public in and for said State, personally appeared G.C. Geminn, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                              ----------------------------------
                                              Notary Public
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